UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2015

Par Petroleum Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-36550	84-1060803
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

800 Gessner Road, Suite 875 Houston, Texas	77024
(Address of principal executive offices)	(Zip Code)

(713) 969-3293

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Supply and Offtake Agreement

On June 1, 2015 (the “Effective Date”), Hawaii Independent Energy, LLC, a Hawaii limited liability company (“HIE”), and an indirect wholly-owned subsidiary of Par Petroleum Corporation, a Delaware corporation (the “Company”), entered into a Supply and Offtake Agreement (the “Supply and Offtake Agreement”) with J. Aron & Company, a New York general partnership (“J. Aron”), pertaining to crude oil supply and offtake arrangements for HIE’s Kapolei refinery located in Kapolei, Hawaii (the “Refinery”). As a condition precedent to the commencement date of the Supply and Offtake Agreement, the obligations of HIE and Hawaii Pacific Energy, LLC, a Delaware limited liability company and the sole member of HIE (“HPE”), under (i) the Framework Agreement dated September 25, 2013 (the “Framework Agreement”), among HIE, HPE and Barclays Bank PLC (“Barclays”), and (ii) the ABL Credit Agreement dated as of September 25, 2013 (the “ABL Credit Agreement”), among HIE, as borrower, HPE, as guarantor, the lenders party thereto from time to time (the “ABL Lenders”), and Deutsche Bank AG New York Branch, as administrative agent and ABL loan collateral agent for the ABL Lenders, as amended, were terminated, other than certain contingent obligations which survive termination, and subject to arrangements made between HIE and Barclays with respect to potential claims.

In connection with the entry into the Supply and Offtake Agreement, HIE entered into the following agreements which relate to supply, marketing and storage of crude oil and refined products including, but not limited to the following (collectively with the Supply and Offtake Agreement, the “Supply Transaction Documents”):

•	a Storage Facilities Agreement (the “Storage Agreement”) between HIE and J. Aron, whereby HIE grants to J. Aron an exclusive right to use certain storage, loading and offloading facilities located at the Refinery; and

•	a Marketing and Sales Agreement (the “Marketing Agreement”) between HIE and J. Aron, whereby HIE provides services to assist J. Aron in the marketing and sale of refined products purchased by J. Aron.

During the term of the Supply and Offtake Agreement, which commenced on June 1, 2015 and ends three years thereafter, subject to two one-year extensions at the mutual agreement of the parties, J. Aron will procure delivery of up to 94,000 barrels per day of crude oil to HIE for processing at the Refinery, and J. Aron will purchase certain petroleum products processed at the Refinery. The Supply and Offtake Agreement includes a deferred payment arrangement whereby HIE can defer payments owed under the agreement in the amount of the lesser of $125 million or 85 percent of the eligible accounts receivable and inventory. In addition, under the terms of the Supply Transaction Documents, HIE may hedge price risk on its inventories and crude purchases. HIE and J. Aron will engage in other ancillary transactions involving transport, storage, and inventory management, upon and subject to the terms of the Supply and Offtake Agreement. Following expiration or termination of the Supply and Offtake Agreement, HIE is obligated to purchase the crude oil and refined product inventories then owned by J. Aron and located at storage facilities leased by HIE to J. Aron at then current market prices.

The obligations of HIE under the Supply and Offtake Agreement and the other Supply Transaction Documents are secured pursuant to the following agreements (collectively, the “Lien Documents”):

•	a Pledge and Security Agreement (the “Security Agreement”) between HIE and J. Aron, granting J. Aron a security interest in substantially all of the assets of HIE, and which requires HIE to comply with various affirmative and negative covenants affecting its business and operations, including limitations with respect to liens, indebtedness, dividends and distributions, hedging, sales of assets and affiliate transactions;

•	an Equity Pledge Agreement (the “Equity Pledge Agreement”) between HPE, as pledgor, and J. Aron, as pledgee, whereby HPE grants to J. Aron a security interest on the equity interests held by HPE in HIE;

•	a Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing (the “Mortgage”) by HIE, as mortgagor, for the benefit of J. Aron, as mortgagee, whereby HIE grants to J. Aron a lien on all real property and improvements owned by HIE and which comprise the Refinery; and

•	an Environmental Indemnity Agreement (the “Environmental Indemnity Agreement”) by HIE in favor of J. Aron, pursuant to which HIE indemnifies J. Aron for certain environmental liabilities relating to the ownership and operation of the Refinery.

The foregoing description of the Supply Transaction Documents and the Lien Documents is qualified in its entirety by reference to the Supply and Offtake Agreement, the Storage Agreement, the Marketing Agreement, the Security Agreement, the Equity Pledge Agreement, the Mortgage and the Environmental Indemnity Agreement, copies of which are attached hereto as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6 and 10.7, respectively, and incorporated by reference herein.

Fifth Amendment to Delayed Draw Term Loan and Bride Loan Credit Agreement

On the Effective Date and in connection with the consummation of the transactions contemplated by the Supply Transaction Documents and the Lien Documents, the Company and certain of its subsidiaries entered into a Fifth Amendment (the “Fifth Amendment”) to Delayed Draw Term Loan and Bridge Loan Credit Agreement (as amended from time to time, the “Credit Agreement”) with Jefferies Finance LLC, as administrative agent (the “Agent”) for the lenders party thereto from time to time, including WB Macau55 Ltd., Highbridge International, LLC and Highbridge Tactical Credit & Convertibles Master Fund, L.P. (collectively, the “Term Lenders”). Pursuant to the Fifth Amendment, the Term Lenders agreed, among other things, to amend the Credit Agreement to permit the transactions contemplated by the Supply Transaction Documents and the Lien Documents.

The foregoing description of the Fifth Amendment is qualified in its entirety by reference to the Fifth Amendment, a copy of which is attached hereto as Exhibit 10.8 and incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this Current Report on Form 8-K regarding the Supply Transaction Documents and the Lien Documents is incorporated by reference into this Item 2.03.

Item 7.01 Regulation FD Disclosure

On June 2, 2015, the Company issued a news release announcing the closing of the transactions contemplated by the Supply and Offtake Agreement. The news release is filed as Exhibit 99.1 to this Form 8-K, and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the foregoing information, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall such information and Exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1*	Supply and Offtake Agreement dated as of June 1, 2015, between Hawaii Independent Energy, LLC and J. Aron & Company.

10.2	Storage Facilities Agreement dated as of June 1, 2015, between Hawaii Independent Energy, LLC and J. Aron & Company.

10.3	Marketing and Sales Agreement dated as of June 1, 2015, between Hawaii Independent Energy, LLC and J. Aron & Company.

10.4*	Pledge and Security Agreement dated as of June 1, 2015, between Hawaii Independent Energy, LLC and J. Aron & Company.

10.5*	Equity Pledge Agreement dated as of June 1, 2015, between Hawaii Pacific Energy, LLC and J. Aron & Company.

10.6*	Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated as of June 1, 2015, by Hawaii Independent Energy, LLC for the benefit of J. Aron & Company.

10.7	Environmental Indemnity Agreement dated as of June 1, 2015, by Hawaii Independent Energy, LLC in favor of J. Aron & Company.

10.8	Fifth Amendment to Delayed Draw Term Loan and Bridge Loan Credit Agreement dated as of June 1, 2015, by and among of Par Petroleum Corporation, the Guarantors party thereto, the Term Lenders party thereto and Jefferies Finance LLC, as administrative agent for the lenders.

99.1	Press Release dated June 2, 2015.

*	Schedules and similar attachments to the referenced agreements have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish supplementally a copy of any omitted schedule or similar attachment to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Par Petroleum Corporation

Dated: June 2, 2015	/s/ Brice Tarzwell
Brice Tarzwell Senior Vice President, Chief Legal Officer and Secretary

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